UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 21, 2005


                    Residential Asset Mortgage Products, Inc.
                  on behalf of the RAMP Series 2005-EFC5 Trust
             (Exact name of registrant as specified in its charter)


           DELAWARE                  333-125485                41-1955181
          (State of Other           (Commission             (I.R.S. Employer
          Jurisdiction of           File Number)           Identification No.)
           Incorporation)

    8400 Normandale Lake Blvd.                           55437
            Suite 250                                  (Zip Code)
      Minneapolis, Minnesota
(Address of Principal Executive Offices)



Registrant's telephone number, including area code, is (952) 857-7000

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.     Other Events.

           On October 26, 2005, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC5, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class SB, Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of October 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and U.S. Bank National Association, as Trustee.


Item 9.01.     Financial Statements and Exhibits

               (a) Not applicable
               (b) Not applicable
               (c) Exhibits:


10.1 Pooling and Servicing Agreement, dated as of October 1, 2005 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                 By: /s/ Joseph Orning
                                 Name:   Joseph  Orning
                                 Title:  Vice President


Dated:  November 10, 2005



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